Exhibit 10.13

EXECUTION VERSION

BURNHAM WARRANT HOLDERS LETTER AGREEMENT

THIS AGREEMENT, dated as of April 9, 2007, is among Xinyuan Real Estate Co., Ltd. (the “Company”), Xinyuan Real Estate, Ltd. (“Xinyuan Subsidiary”), Burnham Securities Inc. (“Burnham”) and Joel B. Gardner (“Gardner” and along with Burnham, the “Burnham Holders”).

WHEREAS, Burnham is the registered and beneficial holder of a Warrant (Certificate No. C-l/A) to purchase 926,586 Common Shares of Xinyuan Subsidiary, as originally issued on August 25, 2006 and as amended on November 20, 2006 (the “Burnham Warrant”);

WHEREAS, Gardner is the registered and beneficial holder of a Warrant (Certificate No. C-2/A) to purchase 926,586 Common Shares of Xinyuan Subsidiary, as originally issued on August 25, 2006 and as amended on November 20, 2006 (the “Gardner Warrant”);

WHEREAS, the Company and the shareholders of all of the issued and outstanding capital stock of Xinyuan Subsidiary (the “Xinyuan Subsidiary Shareholders”) have entered in that certain share exchange and assumption agreement (the “Share Exchange and Assumption Agreement”) dated as of April 9, 2007, a copy of which is attached hereto as Exhibit A, pursuant to which the Xinyuan Subsidiary Shareholders have each agreed to sell, assign and transfer all of their capital stock in Xinyuan Subsidiary to the Company in consideration for capital stock, on a one-for-one basis, in the Company. As a result, the Company will (i) hold 100% of the issued and outstanding capital stock of Xinyuan Subsidiary and (ii) assume all the rights, benefits, restrictions and obligations in certain agreements to which Xinyuan Subsidiary was a party;

WHEREAS, the parties hereto agree to the above described restructuring and in connection therewith also agree to cancel the Burnham Warrants and the Gardner Warrants and replace them with equivalent warrants issued by the Company; and

WHEREAS, the Xinyuan Subsidiary, Blue Ridge China Partners L.P. (“Blue Ridge China”), El Fund II China, LLC (“El”), Mr. Zhang Yong, Ms. Yang Yuyan and, to the extent set forth therein, the Burnham Holders have entered into that certain shareholders agreement dated August 22, 2007, as amended (the “Shareholders Agreement”); and

WHEREAS, the Xinyuan Subsidiary, the Burnham Holders, Blue Ridge China, El, Zhang and Yang have agreed to terminate the Shareholders Agreement concurrently herewith; and

WHEREAS, the parties hereto agree to enter into with Blue Ridge China, El, Zhang and Yang a new shareholders agreement in respect of the capital stock of the Company (the “New Shareholders Agreement”);

NOW, THEREFORE, for such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. At or prior to the Closing of the Transactions contemplated in the Share Exchange and Assumption Agreement:

(i) the Burnham Holders shall deliver to the Xinyuan Subsidiary the Burnham Warrant and the Gardner Warrant for cancellation;

(ii) the Company shall issue, and Burnham and Gardner shall accept, warrants of the Company on equivalent terms and conditions as the Burnham Warrant and the Gardner Warrant, such warrants to be in the form attached hereto as Exhibit B; and

(iii) the Burnham Holders will execute and deliver the New Shareholders Agreement.

3. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

4. All capitalized terms used herein but otherwise not defined shall have their meaning in the Share Exchange and Assumption Agreement. The recitals, preamble and the Exhibit to this Agreement are incorporated by reference into this Agreement as if fully recited herein.

5. This Agreement may be executed in two or more counterparts, each of which when so executed shall be an original, but all of which together shall constitute one agreement. Facsimile signatures shall be deemed original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

XINYUAN REAL ESTATE CO., LTD.

By:	/s/ Zhang Yong
Name:	Zhang Yong
Title:	President

XINYUAN REAL ESTATE, LTD.

By:	/s/ Zhang Yong
Name:	Zhang Yong
Title:	President

BURNHAM SECURITIES INC.

By:
Name:
Title:

Joel B. Gardner

[SIGNATURE PAGE TO THE BURNHAM WARRANT HOLDERS LETTER AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

XINYUAN REAL ESTATE CO., LTD.

By:	/s/ Zhang Yong
Name:	Zhang Yong
Title:	President

XINYUAN REAL ESTATE, LTD.

By:	/s/ Zhang Yong
Name:	Zhang Yong
Title:	President

BURNHAM SECURITIES INC.

By:	/s/ Richard Lewisohn III
Name:	Richard Lewisohn III
Title:	Senior Managing Director

/s/ Joel B. Gardner
Joel B. Gardner

[SIGNATURE PAGE TO THE BURNHAM WARRANT HOLDERS LETTER. AGREEMENT]

EXHIBIT A

Share Exchange and Assumption Agreement

EXHIBIT B

Form of Company Warrant